UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT Money Market Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

As high a rate of current income as Putnam Investment Management, LLC, believes is consistent with preservation of capital and maintenance of liquidity

Net asset value December 31, 2015

Class IA: $1.00	Class IB: $1.00

Total return at net asset value

			Lipper VP (Underlying
			Funds) — Money
(as of 12/31/15)	Class IA shares*	Class IB shares†	Market Funds

1 year	0.01%	0.01%	–0.03%

5 years	0.05	0.05	–0.10
Annualized	0.01	0.01	–0.02

10 years	13.54	12.53	12.26
Annualized	1.28	1.19	1.16

Life	148.80	143.49	148.14
Annualized	3.32	3.24	3.32

Current rate (as of 12/31/15)

Current 7-day yield
(without subsidy)	–0.06%	–0.31%

Current 7-day yield
(with subsidy)	0.01%	0.01%

For a portion of the periods, the fund had expense limitations or waivers, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Money Market Fund 1

Report from your fund’s managers

What was the interest-rate environment like during the 12-month reporting period ended December 31, 2015?

With steady improvement in the U.S. economy, especially in the areas of employment and housing, investors focused on the Federal Reserve and the timing of its first interest-rate increase since 2006. However, given the interconnectedness of the global economy, Fed officials found it more difficult than first anticipated to decouple U.S. monetary policy from the rest of the world. The Fed’s efforts to normalize U.S. interest rates were complicated by a convergence of global factors that suppressed growth outside the United States — notably, overlapping economic slowdowns in Europe and China and weak commodity prices. The steep decline in commodity prices was especially noteworthy, as low oil prices have eased inflationary pressures in the U.S. economy — keeping inflation well below the Fed’s 2% target for price stability. The lack of progress in wage growth also proved elusive, keeping the central bank on hold for most of 2015.

At their September meeting, Fed policymakers delayed raising the key short-term interest rate, citing weaker macroeconomic conditions abroad and heightened market volatility. However, with ongoing improvement in labor market conditions, including job gains and declining unemployment, the Fed took the first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate to a range between 0.25% and 0.50% on December 16.

What was your investment approach in this climate?

The investment environment proved quite challenging, especially in the second half of the period, as we tried to balance what we believed to be attractive yields offered by longer-term money market securities against the possibility of much higher short-term rates should the Fed raise its benchmark rate. Much of our focus was on this prospect, as the Fed looked to balance its policy between the domestic environment of decent employment numbers and low inflation with the prospect of global conditions that could weaken the U.S. economic recovery.

In the final half of the annual period, we witnessed the importance of money market funds as an investment option for investors seeking refuge from market stress. It is always difficult to gauge if investment flows are due to a specific factor, such as concerns about Fed rate policy or the Securities and Exchange Commission’s money market reforms slated to take effect in October 2016. However, U.S. money market fund assets were up considerably from the prior year — even though the extended near-zero-rate environment did not offer money market investors much in the way of return on their investment.

Against this backdrop, we focused on investing in what we believe are strong, high-quality issuers of floating-rate instruments linked to the 1- or 3-month LIBOR, as well as fixed-rate purchases in the 1- to 3-month range. As part of this strategy, we sought out high-quality commercial paper, repurchase agreements, certificates of deposit, and other money market-eligible securities that were consistent with the fund’s objective of seeking as high a rate of current income as Putnam Management believes is consistent with preserving capital and maintaining liquidity.

How did Putnam VT Money Market Fund perform during the reporting period?

With the near-zero interest rates on the short end of the yield curve keeping yields on money market securities hovering in that range throughout the 12-month period, the fund’s total return performance fell in line with this rate environment.

What are your thoughts about Fed policy in the coming months?

With liftoff finally under way, the Fed communicated that its accommodative monetary policy will remain in place and that the pace of future rate increases is likely to focus on relevant data for the foreseeable future. We believe the Fed is likely to take an approach that is different than in past economic recoveries, introducing gradual rate increases that are dependent on evolving economic conditions that warrant a higher-interest-rate environment. With that said, analysts and Fed policymakers held very different views of where the central bank’s benchmark rate would be at the end of 2016.

Of special interest

Effective April 30, 2016, Putnam VT Money Market Fund will be renamed Putnam VT Government Money Market Fund and will invest at least 99.5% of its total assets in cash, U.S. government securities, and repurchase agreements collateralized by U.S. government securities or cash. The fund’s Board of Trustees approved the conversion of the fund into a “government money market fund” in connection with the Securities and Exchange Commission’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended. In connection with the change to the fund’s name, the Board also approved a policy pursuant to which the fund will invest at least 80% of its net assets, under normal circumstances, in U.S. government securities and repurchase agreements collateralized by U.S. government securities. The fund intends to file an amendment to its registration statement to reflect these and other changes in connection with the fund’s conversion into a government money market fund, as defined under Rule 2a-7.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

2 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll, CFA, joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/14*	0.42%	0.67%

Annualized expense ratio for the
six-month period ended 12/31/15†‡	0.22%	0.22%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$1.11	$1.11	$1.12	$1.12

Ending value
(after expenses)	$1,000.10	$1,000.10	$1,024.10	$1,024.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Money Market Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2016

Putnam VT Money Market Fund 5

The fund’s portfolio 12/31/15

REPURCHASE AGREEMENTS (31.9%)*		Principal amount		Value

Interest in $312,000,000 joint tri-party repurchase
agreement dated 12/31/15 with Citigroup Global
Markets, Inc. due 1/4/16 — maturity value of
$20,493,774 for an effective yield of 0.340%
(collateralized by a U.S. Treasury note and various
mortgage backed securities with coupon rates
ranging from 1.750% to 6.500% and due dates
ranging from 8/15/23 to 10/15/45, valued
at $318,240,063)		$20,493,000		$20,493,000

Interest in $302,971,000 joint tri-party repurchase
agreement dated 12/31/15 with Merrill Lynch,
Pierce, Fenner and Smith Inc. due 1/4/16 — maturity
value of $20,493,706 for an effective yield of 0.310%
(collateralized by various mortgage backed securities
with coupon rates ranging from 2.500% to 4.500% and
due dates ranging from 10/1/25 to 9/1/44, valued
at $309,030,420)		20,493,000		20,493,000

Total repurchase agreements (cost $40,986,000)				$40,986,000

		Maturity	Principal
COMMERCIAL PAPER (20.0%)*	Yield (%)	date	amount	Value

American Honda Finance Corp.	0.240	2/4/16	$750,000	$749,830

American Honda Finance Corp.	0.200	2/10/16	500,000	499,889

Australia & New Zealand Banking
Group, Ltd. 144A (Australia)	0.382	4/27/16	1,150,000	1,149,777

Chevron Corp.	0.240	3/1/16	300,000	299,880

Chevron Corp.	0.180	1/25/16	1,000,000	999,880

Coca-Cola Co. (The)	0.260	3/21/16	600,000	599,653

Commonwealth Bank of
Australia 144A (Australia)	0.528	3/24/16	775,000	775,000

Commonwealth Bank of Australia
144A (Australia)	0.400	3/2/16	1,150,000	1,149,221

Cooperatieve Centrale
Raiffeisen-Boerenleenbank
BA/NY (Netherlands)	0.315	3/10/16	1,250,000	1,249,245

DnB Bank ASA (Norway)	0.210	1/8/16	550,000	549,978

DnB Bank ASA 144A (Norway)	0.310	1/20/16	1,400,000	1,399,771

Export Development
Canada (Canada)	0.310	1/21/16	1,250,000	1,249,785

Lloyds Bank PLC (United Kingdom)	0.300	2/1/16	2,000,000	1,999,483

National Australia Bank, Ltd. 144A
Ser. CPIB (Australia)	0.427	1/11/16	1,525,000	1,525,000

National Australia Bank, Ltd. 144A
Ser. CPIB (Australia)	0.411	3/4/16	500,000	500,000

Nationwide Building Society
(United Kingdom)	0.400	2/16/16	1,200,000	1,199,387

Nestle Capital Corp.	0.200	2/11/16	750,000	749,829

Nordea Bank AB (Sweden)	0.255	2/4/16	1,375,000	1,374,669

Prudential PLC (United Kingdom)	0.280	2/8/16	1,200,000	1,199,645

Simon Property Group LP	0.220	1/6/16	1,000,000	999,969

Skandinaviska Enskilda
Banken AB (Sweden)	0.320	2/12/16	625,000	624,767

Standard Chartered Bank/New York	0.380	2/17/16	1,250,000	1,249,380

Sumitomo Mitsui Banking Corp.
144A (Japan)	0.400	2/18/16	1,500,000	1,499,200

Toyota Motor Credit Corp.	0.357	1/19/16	2,150,000	2,150,000

Total commercial paper (cost $25,743,238)				$25,743,238

ASSET-BACKED COMMERCIAL		Maturity	Principal
PAPER (15.2%)*	Yield (%)	date	amount	Value

Bedford Row Funding Corp.	0.501	5/12/16	$400,000	$399,267

Bedford Row Funding Corp.	0.300	2/23/16	1,525,000	1,524,326

Chariot Funding, LLC	0.601	3/23/16	1,200,000	1,198,360

Chariot Funding, LLC	0.501	5/3/16	750,000	748,719

Chariot Funding, LLC	0.300	1/5/16	1,000,000	999,967

CIESCO, LLC	0.561	3/15/16	1,275,000	1,273,532

Collateralized Commercial
Paper Co., LLC	0.591	5/17/16	400,000	400,000

Fairway Finance, LLC (Canada)	0.320	3/7/16	725,000	724,575

Fairway Finance, LLC 144A (Canada)	0.487	5/12/16	1,225,000	1,225,000

Jupiter Securitization Co., LLC 144A	0.501	5/3/16	1,750,000	1,747,010

Liberty Street Funding, LLC (Canada)	0.300	1/22/16	1,075,000	1,074,812

MetLife Short Term Funding, LLC	0.240	2/3/16	1,275,000	1,274,719

MetLife Short Term
Funding, LLC 144A	0.280	3/14/16	700,000	699,603

Old Line Funding, LLC 144A	0.301	1/25/16	2,100,000	2,100,000

Regency Markets No. 1, LLC	0.450	1/20/16	725,000	724,828

Thunder Bay Funding, LLC	0.601	3/7/16	675,000	674,257

Victory Receivables Corp. (Japan)	0.500	2/16/16	1,675,000	1,673,930

Victory Receivables Corp. (Japan)	0.300	1/21/16	250,000	249,958

Working Capital Management
Co. (Japan)	0.420	1/12/16	825,000	824,894

Total asset-backed commercial paper (cost $19,537,757)				$19,537,757

CERTIFICATES OF		Maturity	Principal
DEPOSIT (10.2%)*	Yield (%)	date	amount	Value

Bank of America, NA FRN	0.457	5/9/16	$1,950,000	$1,950,000

Canadian Imperial Bank of
Commerce/New York, NY FRN	0.501	6/17/16	1,625,000	1,625,000

Citibank, NA	0.500	3/8/16	1,000,000	1,000,000

Citibank, NA	0.340	2/23/16	900,000	900,000

Credit Suisse AG/New York, NY FRN	0.561	1/4/16	650,000	650,006

HSBC Bank USA, NA FRN	0.588	2/3/16	400,000	400,008

HSBC Bank USA, NA/New
York, NY FRN (United Kingdom)	0.608	4/5/16	800,000	800,000

Mizuho Bank Ltd./NY	0.390	2/18/16	450,000	450,000

National Bank of Canada/New York,
NY FRN	0.521	1/15/16	1,250,000	1,250,039

State Street Bank & Trust Co. FRN	0.602	5/20/16	1,750,000	1,750,000

Sumitomo Mitsui Banking Corp./
New York FRN (Japan)	0.562	1/28/16	400,000	400,000

Toronto-Dominion Bank/NY
FRN (Canada)	0.572	5/19/16	1,925,000	1,925,000

Total certificates of deposit (cost $13,100,053)				$13,100,053

CORPORATE BONDS AND	Interest	Maturity	Principal
NOTES (6.9%)*	rate (%)	date	amount	Value

Australia & New Zealand
Banking Group, Ltd./New
York, NY sr. unsec. notes	0.900	2/12/16	$800,000	$800,363

Bank of New York
Mellon Corp. (The)
sr. unsec. FRN Ser. MTN	0.666	3/4/16	640,000	640,182

Bank of Nova Scotia
(The) sr. unsec.
unsub. FRN (Canada)	0.912	3/15/16	850,000	850,582

Svenska Handelsbanken AB
sr. unsec. FRN (Sweden)	1.020	3/21/16	1,000,000	1,000,750

6 Putnam VT Money Market Fund

CORPORATE BONDS AND	Interest	Maturity	Principal
NOTES (6.9%)* cont.	rate (%)	date	amount	Value

Wells Fargo Bank, NA
sr. unsec. FRN
Ser. BKNT	0.566	6/2/16	$575,000	$575,172

Wells Fargo Bank, NA
sr. unsec. FRN Ser. MTN M	0.632	7/15/19	1,500,000	1,500,000

Westpac Banking Corp.
sr. unsec. unsub. notes (Australia)	0.950	1/12/16	1,525,000	1,525,200

GE Capital International
Funding Co. 144A company
guaranty sr. unsec.
notes (Ireland)	0.964	4/15/16	500,000	500,658

General Electric
Capital Corp. company
guaranty sr. unsec. FRN
Ser. MTN	0.918	1/8/16	1,000,000	1,000,113

General Electric
Capital Corp. company
guaranty sr. unsec.
FRN, MTN Ser. A	0.556	5/11/16	435,000	435,232

Total corporate bonds and notes (cost $8,828,252)				$8,828,252

U.S. TREASURY		Maturity	Principal
OBLIGATIONS (6.3%)*	Yield (%)	date	amount	Value

U.S. Treasury FRN	0.344	1/31/17	$1,500,000	$1,499,967

U.S. Treasury FRN	0.330	7/31/16	1,550,000	1,550,024

U.S. Treasury FRN	0.329	4/30/16	1,590,000	1,590,017

U.S. Treasury FRN	0.313	10/31/16	1,575,000	1,575,007

U.S. Treasury FRN	0.305	1/31/16	1,850,000	1,849,978

Total U.S. treasury obligations (cost $8,064,993)				$8,064,993

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (4.8%)*	Yield (%)	date	amount	Value

Federal Home Loan Banks
unsec. discount notes	0.481	3/29/16	$1,900,000	$1,897,771

Federal Home Loan Banks
unsec. discount notes	0.461	3/4/16	1,250,000	1,248,994

Federal Home Loan Banks
unsec. discount notes	0.400	2/3/16	1,125,000	1,124,587

Federal Home Loan Banks
unsec. discount notes	0.280	3/8/16	1,000,000	999,479

Federal Home Loan
Mortgage Corporation
unsec. discount notes	0.340	2/22/16	905,000	904,556

Total U.S. Government Agency Obligations (cost $6,175,387)				$6,175,387

MUTUAL FUNDS (2.2%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.27% L		2,875,967		$2,875,967

Total mutual funds (cost $2,875,967)				$2,875,967

MUNICIPAL BONDS		Maturity	Principal
AND NOTES (2.2%)*	Yield (%)	date	amount	Value

Johns Hopkins University
Commercial Paper, Ser. C	0.240	1/21/16	$750,000	$750,000

Texas A&M University
Commercial Paper, Ser. B	0.240	1/21/16	750,000	750,000

University of Chicago
Commercial Paper, Ser. A	0.400	2/4/16	1,350,000	1,349,490

Total municipal bonds and notes (cost $2,849,490)				$2,849,490

Total investments (cost $128,161,137)			$128,161,137

Key to holding’s abbreviations

BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $128,422,293.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M This security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.4%	Sweden	2.3%

Canada	5.5	Norway	1.5

Australia	5.2	Netherlands	1.0

United Kingdom	4.1	Ireland	0.4

Japan	3.6	Total	100.0%

Putnam VT Money Market Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$19,537,757	$—

Certificates of deposit	—	13,100,053	—

Commercial paper	—	25,743,238	—

Corporate bonds and notes	—	8,828,252	—

Municipal bonds and notes	—	2,849,490	—

Mutual funds	2,875,967	—	—

Repurchase agreements	—	40,986,000	—

U.S. Government agency obligations	—	6,175,387	—

U.S. treasury obligations	—	8,064,993	—

Totals by level	$2,875,967	$125,285,170	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Money Market Fund

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $84,299,170)	$84,299,170

Affiliated issuers (identified cost $2,875,967) (Notes 1 and 5)	2,875,967

Repurchase agreements (identified cost $40,986,000)	40,986,000

Cash	332

Interest and other receivables	69,186

Receivable for shares of the fund sold	769,391

Total assets	129,000,046

Liabilities

Payable for shares of the fund repurchased	381,762

Payable for compensation of Manager (Note 2)	15,495

Payable for investor servicing fees (Note 2)	15,085

Payable for custodian fees (Note 2)	5,008

Payable for Trustee compensation and expenses (Note 2)	102,221

Payable for administrative services (Note 2)	990

Payable for auditing and tax fees	42,901

Other accrued expenses	14,291

Total liabilities	577,753

Net assets	$128,422,293

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$128,422,447

Accumulated net realized loss on investments (Note 1)	(154)

Total — Representing net assets applicable to capital shares outstanding	$128,422,293

Computation of net asset value Class IA

Net assets	$64,790,424

Number of shares outstanding	64,790,496

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$63,631,869

Number of shares outstanding	63,631,938

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 9

Statement of operations
Year ended 12/31/15

Investment income

Interest (including interest income of $4,529 from investments in affiliated issuers) (Note 5)	$276,185

Expenses

Compensation of Manager (Note 2)	391,494

Investor servicing fees (Note 2)	98,373

Custodian fees (Note 2)	12,016

Trustee compensation and expenses (Note 2)	9,903

Distribution fees (Note 2)	177,994

Administrative services (Note 2)	3,676

Auditing and tax fees	43,307

Other	43,141

Fees waived and reimbursed by Manager (Note 2)	(517,772)

Total expenses	262,132

Expense reduction (Note 2)	—

Net expenses	262,132

Net investment income	14,053

Net realized loss on investments (Notes 1 and 3)	(154)

Net loss on investments	(154)

Net increase in net assets resulting from operations	$13,899

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$14,053	$16,223

Net realized loss on investments	(154)	—

Net increase in net assets resulting from operations	13,899	16,223

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,939)	(7,852)

Class IB	(7,114)	(8,371)

Increase in capital from affiliate (Note 5)	—	252,053

Decrease from capital share transactions (Note 4)	(25,565,054)	(22,803,829)

Total decrease in net assets	(25,565,208)	(22,551,776)

Net assets:

Beginning of year	153,987,501	176,539,277

End of year	$128,422,293	$153,987,501

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS					RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring payment	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average neta ssets (%)[a,c,d]	Ratio of net investment income (loss) to average net assets (%)[d]

Class IA

12/31/15	$1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	$1.00	.01	$64,790.19		.01

12/31/14	1.00	.0001	—	.0001	(.0001)	(.0001)	.0017f	1.00	.01	75,352.13		.01

12/31/13	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	85,017.16		.01

12/31/12	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	99,707.24		.01

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	123,847.20		.01

Class IB

12/31/15	$1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	$1.00	.01	$63,632.19		.01

12/31/14	1.00	.0001	—	.0001	(.0001)	(.0001)	.0016 f	1.00	.01	78,635.13		.01

12/31/13	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	91,523.16		.01

12/31/12	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	114,339.24		.01

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01	133,349.20		.01

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Class IA	0.24%	0.32%	0.30%	0.22%	0.26%

Class IB	0.49	0.57	0.55	0.47	0.51

e Amount represents less than $0.0001 per share.

f Reflects a voluntary non-recurring payment from Putnam Investments (Note 5).

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 11

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2015, the fund had a capital loss

12 Putnam VT Money Market Fund

carryover of $154 available, to the extent allowed by the Code, to offset future net capital gain, if any.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Capital loss carryforward	$154

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $517,772 as a result of this waiver, which includes $177,994 of class IB specific distribution fees from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$48,593
Class IB	49,780

Total	$98,373

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $90, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$177,994

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $9,291,708,493 and $9,316,537,647, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds , if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Money Market Fund 13

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	30,005,536	$30,005,536	31,131,181	$31,131,181	17,702,158	$17,702,158	24,307,146	$24,307,146

Shares issued in connection with
reinvestment of distributions	6,939	6,939	7,852	7,852	7,114	7,114	8,371	8,371

	30,012,475	30,012,475	31,139,033	31,139,033	17,709,272	17,709,272	24,315,517	24,315,517

Shares repurchased	(40,574,145)	(40,574,145)	(40,925,453)	(40,925,453)	(32,712,656)	(32,712,656)	(37,332,926)	(37,332,926)

Net decrease	(10,561,670)	$(10,561,670)	(9,786,420)	$(9,786,420)	(15,003,384)	$(15,003,384)	(13,017,409)	$(13,017,409)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$6,425,872	$—	$3,549,905	$4,529	$2,875,967

Total	$6,425,872	$—	$3,549,905	$4,529	$2,875,967

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

During the reporting period ended December 31, 2014, Putnam Investments made a voluntary non-recurring payment totaling $252,053 to the fund. No shares of the fund were issued to Putnam Investments in connection with this payment and Putnam Investments has no claim on the fund’s assets in respect of the amount of the payment.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets, Inc.	Smith Inc.	Total

Assets:

Repurchase agreements**	$20,493,000	$20,493,000	$40,986,000

Total Assets	$20,493,000	$20,493,000	$40,986,000

Total Financial and Derivative Net Assets	$20,493,000	$20,493,000	$40,986,000

Total collateral received (pledged)† ##	$20,493,000	$20,493,000

Net amount	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8 — Note regarding recent Securities and Exchange Commission (“SEC”) rule amendments

In connection with the SEC’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs money market funds, and ahead of upcoming compliance deadlines related to those rule amendments, the Board of Trustees of the fund has approved the conversion of the fund to a “government money market fund,” as defined by Rule 2a-7. This conversion will result in changes to the fund’s investment strategies and the fund’s name. Effective April 30, 2016, the fund will be called Putnam VT Government Money Market Fund and will invest at least 99.5% of its total assets in cash, U.S. government securities and repurchase agreements collateralized by U.S. government securities or cash. The Board also approved a policy pursuant to which fund will invest at least 80% of its net assets, under normal circumstances, U.S. government securities and repurchase agreements collateralized by U.S. government securities.

14 Putnam VT Money Market Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT Money Market Fund 15

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

16 Putnam VT Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Money Market Fund 17

This report has been prepared for the shareholders	H517
of Putnam VT Money Market Fund.	VTAN039 298641 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$40,107	$ —	$3,114	$ —
December 31, 2014	$39,309	$ —	$3,047	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $745,707 and $565,112 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016